UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 12, 2006

Newell Rubbermaid Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-09608	363514169
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10B Glenlake Parkway, Suite 300, Atlanta, Georgia		30328
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-407-3800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 12, 2006, Newell Rubbermaid Inc. announced that Ronald L. Hardnock, age 36, will transition from his current role as Vice President, Corporate Controller to become Vice President, Investor Relations, reporting to J. Patrick Robinson, the Company’s Chief Financial Officer. Pending the appointment of a new corporate controller, Mr. Robinson will function as the Company’s principal accounting officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newell Rubbermaid Inc.

October 16, 2006	By:	/s/ Dale L. Matschullat

Name: Dale L. Matschullat
Title: Vice President, General Counsel & Corporate Secretary